Exhibit 10(i)

INDEPENDENT AUDITORS’ CONSENT

To the Board of Directors of
C.M. Life Insurance Company

          We consent to the use in this Post Effective Amendment No. 3 to Registration Statement No. 333-80991 on Form N-4 of our report dated February 15, 2002 for the Panorama Passage Segment of C.M. Life Multi-Account A and of our report dated March 1, 2002, on C.M. Life Insurance Company (which report expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change of certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001, all of which practices differ from accounting principles generally accepted in the United States of America), appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 25, 2002